EXHIBIT 10.2



                 [OPTIONS/VESTING SUBJECT TO PERFORMANCE METRIC]



                                     [DATE]

[FULL NAME]
[ADDRESS]

Dear [FIRST NAME],

         Pursuant to the Company's Employee Stock Plan (the "Plan"), on ______________ (the "Effective Date") you were selected by the Compensation Committee of the Board of Directors (as more fully described in Paragraph 15, the "Committee") of Cablevision Systems Corporation (the "Company") to receive nonqualified stock options (the "Options") to purchase ____ (___) shares of NY Group Class A Common Stock of the Company (the "Class A Common Stock") at a price of $____ per share.

         Capitalized terms used but not defined in this agreement (this "Agreement") have the meanings given to them in the Plan. The Options are granted subject to the terms and conditions set forth below:

         1. Vesting. If you remain in the continuous employ of the Company or any Affiliate, the Options will become vested and exercisable on _____________ (the "Normal Vesting Date") to the extent, if any, that the performance objectives set forth on Appendix 1 attached hereto (the "Objectives") are achieved. Any Options that do not become so vested and exercisable will automatically terminate without notice.

         2. Exercise. You may exercise the Options that become vested and exercisable by giving written notice to the Secretary of the Company specifying the number of shares of Class A Common Stock as to which the Options are being exercised (the "Exercise Notice"), together with a copy of this Agreement. Unless the Company chooses to settle such exercise in cash, shares of Class A Common Stock, or a combination thereof pursuant to Paragraph 3, you will be required to deliver to the Company within five (5) days of your delivery of the Exercise Notice, payment in full of the exercise price due on account of such exercise. You may pay the exercise price by cash, by certified check, by surrendering shares of Class A Common Stock or by any combination thereof. Class A Common Stock used to pay the exercise price pursuant to this Paragraph 2 will be valued at the Fair Market Value as of the day preceding the date of exercise.

         3. Option Spread. Upon receipt of the Exercise Notice, the Company may elect, in lieu of issuing shares of Class A Common Stock, to settle the exercise covered by such notice by paying you an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one (1) share of Class A Common Stock on the date of exercise over the per share exercise price of the Options (the "Option Spread") by (ii) the number of shares of

Class A Common Stock specified in the Exercise Notice. The amount payable to you in these circumstances may be paid by the Company either in cash or in shares of Class A Common Stock having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Company shall determine. Class A Common Stock used to pay the Option Spread pursuant to this Paragraph 3 will be valued at the Fair Market Value as of the day the Exercise Notice is received by the Company.

         4. Expiration. The Options will terminate automatically and without further notice on the tenth (10th) anniversary of __________ unless terminated earlier as provided in Paragraph 5.

         5. Termination of Employment.

         (A) Termination for Cause. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated for Cause, the Options will terminate automatically and without further notice upon the date of such termination.

         (B) Termination as a Result of Death. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated as a result of your death before the Normal Vesting Date, notwithstanding Paragraph 1, a number of Options shall immediately vest and become exercisable that is equal to (i) the number of Options granted hereby multiplied by
              (ii) the number of complete years that have elapsed from _____________ to your date of termination divided by ______ (__) (such number of Options with respect to any termination prior to the Normal Vesting Date, your "Available Options"). All other Options will terminate automatically and without further notice upon the date of such termination. Such Available Options shall remain exercisable by your estate or beneficiary until the first
              (1st) anniversary of the Normal Vesting Date.

              (C) Termination for Disability or Retirement. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated for Disability (as defined below) or Retirement (as defined below) before the Normal Vesting Date, your Available Options (calculated as set forth in Paragraph 5(B)) shall remain unvested and outstanding. All Options granted hereby other than the Available Options shall terminate automatically and without further notice upon the date of your termination. Your Available Options shall vest and become exercisable to the extent, if any, that the Objectives are achieved and shall remain exercisable for _____ (__) [days] [months] [years] after the Normal Vesting Date. All Available Options that do not so vest shall terminate automatically and without further notice upon the Normal Vesting Date. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated for Disability or Retirement after the Normal Vesting Date, the outstanding Options that became vested and exercisable on the Normal Vesting Date shall remain exercisable for _____ (__) [days] [months] [years] after such termination.

         (D) Other Terminations. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated before the Normal Vesting Date for any reason other than Cause, death, Disability or Retirement, your Available Options (calculated as set forth in Paragraph 5(B)) shall remain unvested and outstanding. All Options granted hereby other than the Available Options shall terminate automatically and without further notice upon the date of your termination. Your Available Options shall vest and become exercisable on the Normal Vesting Date to the extent, if any, that the Objectives are achieved and become exercisable on the Normal Vesting Date and shall remain exercisable for ___________ (___) [days] [months] [years] thereafter. All Available Options that do not so vest shall terminate automatically and without further notice upon the Normal Vesting Date. If you do not remain in the continuous employ of the Company or any Affiliate and such employment was terminated after the Normal Vesting Date for any reason other than Cause, death, Disability or Retirement, the outstanding Options that became vested and exercisable on the Normal Vesting Date shall remain exercisable for _____________ (___) [days] [months] [years] after such termination.

         For purposes of this Agreement, "Cause" means, as determined by the Committee, your (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

         For purposes of this Agreement, "Disability" means your inability to perform for six (6) continuous months substantially all the essential duties of your occupation, as determined by the Committee.

         For purposes of this Agreement, "Retirement" means ____________.

         Notwithstanding anything to the contrary in this Paragraph 5, in the event of your death during the period that your Options are exercisable, whether death occurs before or after you cease employment, the Options that are exercisable at the time of your death shall remain exercisable by your estate or beneficiary until the first (1st) anniversary of your death, whether or not such first (1st) anniversary occurs prior to the tenth (10th) anniversary of the Effective Date.

         6. Change of Control. Notwithstanding Paragraph 1, as set forth in Appendix 2 attached hereto the Options may be affected in the event of a Change of Control or going private transaction (each as defined in Appendix 2 attached hereto) of the Company.

         7. Tax Representations and Tax Withholding. You hereby acknowledge that you have reviewed with your own tax advisors the federal, state and local tax consequences of exercising the Options and receiving shares of Class A Common Stock and cash. You hereby represent to the Company that you are relying solely on such advisors and not on any statements or representations of the Company, its Affiliates or any of their respective agents.

         If, in connection with the exercise of the Options, the Company is required to withhold any amounts by reason of any federal, state or local tax, such withholding shall be effected in accordance with Section 16 of the Plan.

         8. Transfer Restrictions. You may not transfer, assign, pledge or otherwise encumber the Options, other than to the extent provided in the Plan.

         9. Non-Qualification as ISO. The Options are not intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

         10. Relationship with Competitive Entities. In the event you shall voluntarily terminate your employment or your employment is terminated for Cause, you shall not become employed by, consult to, or have any interest, directly or indirectly, in any Competitive Entity (as defined below) between the date of such termination and the Normal Vesting Date or within one (1) year of exercising any Options hereunder. If you shall voluntarily terminate your employment or your employment is terminated for Cause, and, in either case, subsequently become employed by, consult to, or have any interest, directly or indirectly, in a Competitive Entity during the periods described above, the Company, in its sole discretion, may terminate your Available Options. If you shall voluntarily terminate your employment or your employment is terminated for Cause, and, in either case, subsequently become employed by, consult to, or have any interest, directly or indirectly, in a Competitive Entity within one (1) year of exercising any Options hereunder, you shall within ten (10) business days thereof pay the Company, as liquidated damages and not as a penalty, an amount equal to the sum of (a) the product of the Option Spread multiplied by the number of shares of Class A Common Stock with respect to which the Options were exercised during such one-year period, plus (b) interest at a rate equal to the lesser of (i) twelve percent (12%) per annum or (ii) the maximum interest rate permitted by applicable law, compounded quarterly, calculated from the date you exercised the Options until the date such payment to the Company is made. A "Competitive Entity" shall mean (1) any company that competes (including, without limitation, by means of direct broadcast satellite or a fiber optic or other network) with any of the Company's cable television, telephone or on-line data businesses in the New York City Metropolitan Area (as defined in Appendix 2 attached hereto) or that competes with any of the Company's programming, cinema, sports or entertainment businesses, nationally or regionally; or (2) any trade or professional association representing any of the companies covered by this Paragraph 10, other than the National Cable Television Association and any state cable television association. Ownership of not more than one percent (1%) of the outstanding stock of any publicly-traded company shall not be a violation of this Paragraph 10.

         By accepting this Agreement, you understand that the terms and conditions of this Paragraph 10 may limit your ability to earn a livelihood in a business similar to the business of the Company, but nevertheless hereby agree that the restrictions and limitations hereof are reasonable in scope, area and duration, and that the consideration provided under the Plan and this Agreement is sufficient to justify the restrictions and limitations contained in this Paragraph 10. Accordingly, in consideration thereof and in light of your education, skills and abilities, by participating in the Plan, you hereby agree that you will not assert, and it should not be considered, that such provisions are either unreasonable in scope, area or duration, or will prevent you from earning a living, or otherwise are void, voidable or unenforceable or should be voided or held unenforceable. You further understand and hereby agree that the restrictions and limitations contained in this Paragraph 10 are ancillary to, and part of, the Plan and this Agreement, and are reasonably necessary to protect the good will and business interests of the Company.

         You hereby agree that a breach or threatened breach on your part of the restrictions and limitations contained in this Paragraph 10 will cause such damage to the Company as will be irreparable and for that reason you further agree that the Company shall be entitled as a matter of right to an injunction or other equitable relief out of any court of competent jurisdiction, restraining any further violation of this Paragraph 10 by you. The right to injunction or other equitable relief shall be cumulative and in addition to any and all other remedies the Company may have, including, specifically, recovery of money damages and any other legal or equitable relief available. You hereby waive any requirement for security or the posting of any bond or other surety and proof of damages in connection with any temporary or permanent award of injunctive or other equitable relief.

         11. Securities Law Acknowledgments. You hereby acknowledge and confirm to the Company that (i) you are aware that the shares of Class A Common Stock are publicly-traded securities and (ii) the shares of Class A Common Stock issuable upon exercise of the Options may not be sold or otherwise transferred unless such sale or transfer is registered under the Securities Act of 1933, as amended, and the securities laws of any applicable state or other jurisdiction, or is exempt from such registration.

         12. Governing Law. This Agreement shall be deemed to be made under, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of New York.

         13. Jurisdiction and Venue. You hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Southern District and Eastern District of the State of New York in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive, and agree not to assert, as a defense that you are not subject thereto or that the venue thereof may not be appropriate. You hereby agree that mailing of process or other papers in connection with any such action or proceeding in any manner as may be permitted by law shall be valid and sufficient service thereof.

         14. Right of Offset. You hereby agree that if the Company shall owe you any amount (the "Company-Owed Amount") under this Agreement, then the Company shall have the right to offset against the Company-Owed Amount, to the maximum extent permitted by law, any amounts that you may owe to the Company or its Affiliates of whatever nature. You hereby further agree that if you shall owe the Company any amount (the "Optionee-Owed Amount") under Paragraph 10 of this Agreement, then the Company shall have the right to offset the Optionee-Owed Amount, to the maximum extent permitted by law, against any amount you may be entitled to receive from the Company or its Affiliates under this Agreement or otherwise (in-cluding, without limitation, any wages, vacation pay, or other compensation or benefit under any benefit plan or other compensatory arrangement).

         15. The Committee. For purposes of this Agreement, the term "Committee" means the Compensation Committee of the Board of Directors of the Company or any replacement committee established under, and as more fully defined in, the Plan.

         16. Committee Discretion. The Committee has full discretion with respect to any actions to be taken or determinations to be made in connection with this Agreement, and its determinations shall be final, binding and conclusive.

         17. Amendment. The Committee reserves the right at any time to amend the terms and conditions set forth in this Agreement, except that no such amendment shall materially adversely affect your economic rights under this Agreement without your consent. Any amendment of this Agreement shall be in writing and signed by an authorized member of the Committee or a person or persons designated by the Committee.

         18. Options Subject to the Plan. The Options granted by this Agreement are subject to the Plan.

         19. Entire Agreement. Except for any employment agreement between you and the Company or any of its Affiliates in effect as of the date of the grant hereof (as such employment agreement may be modified or renewed, provided that such modification or renewal shall not extend the time any Options may be exercised beyond the time provided herein or in such original employment agreement), this Agreement and the Plan constitute the entire understanding and agreement of you and the Company with respect to the Options covered hereby and supersede all prior understandings and agreements. In the event of a conflict among the documents with respect to the terms and conditions of the Options covered hereby, the documents will be accorded the following order of authority: the terms and conditions of the Plan will have highest authority followed by the terms and conditions of your employment agreement followed by the terms and conditions of this Agreement.

         20. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns.

         21. Waiver. No waiver by the Company at any time of any breach by you of, or compliance with, any term or condition of this Agreement or the Plan to be performed by you shall be deemed a waiver of the same, any similar or any dissimilar term or condition at the same or at any prior or subsequent time.

         22. Severability. The terms or conditions of this Agreement shall be deemed severable and the invalidity or unenforceability of any term or condition hereof shall not affect the validity or enforceability of the other terms and conditions set forth herein.

         23. Exclusion from Compensation Calculation. By acceptance of this Agreement, you shall be considered in agreement that all shares of Class A Common Stock and cash received upon each exercise of the Options shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" in pension, retirement, life insurance and other employee benefits arrangements of the Company and its Affiliates, except as determined otherwise by the Company. In addition, each of your beneficiaries shall be deemed to be in agreement that all such shares of Class A Common Stock and cash be exempt from inclusion in "wages" or "salary" for purposes of calculating benefits of any life insurance coverage sponsored by the Company or any of its Affiliates.

         24. No Right to Continued Employment. Nothing contained in this Agreement or the Plan shall be construed to confer on you any right to continue in the employ of the Company or any Affiliate, or derogate from the right of the Company or any Affiliate, as applicable, to retire, request the resignation of, or discharge you, at any time, with or without cause.

         25. Headings. The headings in this Agreement are for purposes of convenience only and are not intended to define or limit the construction of the terms and conditions of this Agreement.

         26. Effective Date. Upon execution by you, this Agreement shall be effective from and as of the Effective Date.

         27. Signatures. Execution of this Agreement by the Company may be in the form of an electronic or similar signature and such signature shall be treated as an original signature for all purposes.

                                              CABLEVISION SYSTEMS CORPORATION

                                              By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

         By your signature, you (i) acknowledge that a complete copy of the Plan and an executed original of this Agreement have been made available to you and
(ii) agree to all of the terms and conditions set forth in the Plan and this Agreement.


------------------------------
Optionee:
          ----------------------

                                   APPENDIX 1

                                       TO

      STOCK OPTION AWARD AGREEMENT (VESTING SUBJECT TO PERFORMANCE METRIC)

                                  [Objectives]

                                   APPENDIX 2

                                       TO

      STOCK OPTION AWARD AGREEMENT (VESTING SUBJECT TO PERFORMANCE METRIC)

         In the event of a "Change of Control" of the Company or a "going private transaction," as defined below, your entitlement to exercise the Options shall be as follows:

         1. If the Company or the "surviving entity", as defined below, has shares of common stock (or partnership units) traded on a national stock exchange or on the over-the-counter market as reported on NASDAQ, the Committee shall, to the extent that the Options have not been exercised and have not expired (the "Outstanding Options"), no later than the effective date of the transaction which results in a Change of Control or going private transaction either (A) convert your rights in the Outstanding Options into a right to receive an amount of cash equal to (i) the number of common shares subject or relating to the Outstanding Options multiplied by (ii) the excess of (x) the "offer price per share," the "acquisition price per share" or the "merger price per share," each as defined below, whichever of such amounts is applicable, over
(y) the  exercise  price of the shares  subject or relating  to the  Outstanding
Options, or (B) arrange to have the surviving entity grant to you in substitution for your Outstanding Options an award of options for shares of common stock (or partnership units) of the surviving entity on the same terms with a value equivalent to the Outstanding Options and which will, in the good faith determination of the Committee, provide you with an equivalent profit potential.

         2. If the Company or the surviving entity does not have shares of common stock (or partnership units) traded on a national stock exchange or on the over-the-counter market as reported on NASDAQ, the Committee shall convert your rights in the Outstanding Options into a right to receive an amount of cash equal to the amount calculated as per Section 1(A) above.

         3. The cash award provided in Section 1 or 2 shall become payable to you, and the substitute options of the surviving entity provided in Section 1 will become vested and exercisable (1) immediately (or, for cash payments, promptly) with respect to the number of Outstanding Options granted hereby (irrespective of Company performance or achievement of the Objectives) multiplied by the number of complete years that have elapsed from ____________ to the effective date of the Change of Control or going private transaction divided by ______ (__), and (2) with respect to the remaining Outstanding Options, ________ (___) of the number of Options granted hereby upon each remaining anniversary of ___________ through the Normal Vesting Date (irrespective of Company performance or achievement of the Objectives); provided that, in any event, any remaining Outstanding Options shall become payable promptly and any substitute options shall become vested and exercisable, as applicable, upon the date on which your employment with the Company or the surviving entity is terminated (i) by the Company or the surviving entity other than for Cause, if such termination occurs within three (3) years of the Change in Control or going private transaction, (ii) by you for "good reason," as defined below, if such termination occurs within three (3) years of the Change in Control or going private transaction or (iii) by you for any reason at least six (6) months, but not more than nine (9) months after the effective date of the Change of Control or going private transaction. The amount payable in cash shall be payable together with interest from the ef-fective date of the Change of Control or going private transaction until the date of payment at (a) the weighted average cost of capital of the Company immediately prior to the effectiveness of the Change of Control or going private transaction, or (b) if the Company (or the surviving entity) sets aside the funds in a trust or other funding arrangement, the actual earnings of such trust or other funding arrangement.

         4. As used herein,

         "Change of Control" means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as hereinafter defined) or (2) after any fiscal year of the Company in which all the systems referred to in clause (1) above shall have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets. Net revenues shall be determined by the independent accountants of the Company in accordance with generally accepted accounting principles consistently applied and certified by such accountants. "New York City Metropolitan Area" means all locations within the following counties: (i) New York, Richmond, Kings, Queens, Bronx, Nassau, Suffolk, Westchester, Rockland, Orange, Putnam, Sullivan, Dutchess, and Ulster in New York State; (ii) Hudson, Bergen, Passaic, Sussex, Warren, Hunterdon, Somerset, Union, Morris, Middlesex, Mercer, Monmouth, Essex and Ocean in New Jersey; (iii) Pike in Pennsylvania; and (iv) Fairfield and New Haven in Connecticut.

         "Surviving entity" means the entity that owns, directly or indirectly, after consummation of any transaction, substantially all the cable television systems owned directly or indirectly by the Company in the New York City Metropolitan Area prior to consummation of such transaction. If any such entity is at least majority-owned, directly or indirectly, by any entity (a "parent entity") which has shares of common stock (or partnership units) traded on a national stock exchange or the over-the-counter market, as reported on NASDAQ, then such parent entity shall be deemed to be the surviving entity provided that if there shall be more than one such parent entity, the parent entity closest to ownership of the Company's cable television systems shall be deemed to be the surviving entity. If in connection with any transaction, a Change of Control or going private transaction occurs and no entity shall own, after consummation of such transaction, substantially all the cable television systems owned by the Company in the New York City Metropolitan Area prior to consummation of such transaction, then, notwithstanding any other provision of this Section 4 to the contrary, there shall not be deemed to be a surviving entity so that the provisions of Section 1(B) shall not be applicable. Ownership of "substantially all" the Company's New York City Metropolitan Area cable television systems shall mean ownership, after consummation of such transaction (or series of related transactions), of an aggregate of at least eighty percent (80%) of the basic subscribers of all the cable television systems owned by the Company and its consolidated subsidiaries in the New York City Metropolitan Area prior to such transaction (or series of related transactions).

         "Going private transaction" means a transaction described in Rule 13e-3 to the Securities and Exchange Act of 1934.

         "Good reason" means

         (i) without your express written consent any reduction in your base salary or bonus potential, or any material impairment or material adverse change in your working conditions (as the same may from time to time have been improved or, with your written consent, otherwise altered, in each case, after the Effective Date) at any time after or within ninety (90) days prior to the Change of Control including, without limitation, any material reduction of your other compensation, executive perquisites or other employee benefits (measured, where applicable, by level or participation or percentage of award under any plans of the Company), or material impairment or material adverse change of your level of responsibility, authority, autonomy or title, or to your scope of duties;

         (ii) any failure by the Company to comply with any of the provisions of this Agreement, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof given by you;

         (iii) the Company's requiring you to be based at any office or location more than thirty-five (35) miles from your location immediately prior to such event except for travel reasonably required in the performance of your responsibilities; or

         (iv) any failure by the Company to obtain the assumption and agreement to perform this Agreement by a successor as contemplated by Section 1.

         "Offer price per share" shall mean, in the case of a tender offer or exchange offer which results in a Change of Control or going private transaction (an "Offer"), the greater of (i) the highest price per share of common stock paid pursuant to the Offer, or (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of a Change of Control or going private transaction. Any securities or property which are part or all of the consideration paid for shares of common stock in the Offer shall be valued in determining the Offer Price per share at the higher of (A) the valuation placed on such securities or property by the Company, person or other entity making such offer or (B) the valuation placed on such securities or property by the Committee.

         "Merger price per share" shall mean, in the case of a merger, consolidation, sale, exchange or other disposition of assets that results in a Change of Control or going private transaction (a "Merger"), the greater of (i) the fixed or formula price for the acquisition of shares of common stock occurring pursuant to the Merger, and (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of such Change of Control or going private transaction. Any securities or property which are part or all of the consideration paid for shares of common stock pursuant to the Merger shall be valued in determining the merger price per share at the higher of (A) the valuation placed on such securities or property by the Company, person or other entity which is a party with the Company to the Merger, or (B) the valuation placed on such securities or property by the Committee.

         "Acquisition price per share" shall mean the greater of (i) the highest price per share stated on the Schedule 13D or any amendment thereto filed by the holder of twenty percent (20%) or more of the Company's voting power which gives rise to the Change of Control or go-ing private transaction, and (ii) the highest fair market value per share of common stock during the ninety-day period ending on the date of such Change of Control or going private transaction.






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